               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      CHIC BY H.I.S, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                              CHIC BY H.I.S, INC.

                                                                January 29, 1997

Dear Stockholder:

     On behalf of the Board of Directors, I wish to extend to you a cordial invitation to attend the Annual Meeting of Stockholders of Chic by H.I.S, Inc., which will be held at 10:00 a.m., New York time, on February 28, 1997 at the Doral Tuscany Hotel, 120 East 39th Street, New York, New York.

     At the Annual Meeting, the stockholders will be asked to vote on the election of ten directors and to ratify and approve the appointment by the Board of Directors of the Company's independent auditors of the Company's consolidated financial statements for the fiscal year ending November 1, 1997, and to transact such other business as may properly come before such meeting or any adjournment or adjournments thereof.

     I hope you will use this opportunity to take an active part in the affairs of your Company by voting on the business to come before the Annual Meeting either by executing and returning the enclosed proxy or by casting your vote in person at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote in person.

     Thank you.

                                           Sincerely,

                                           BURTON M. ROSENBERG
                                           Chairman of the Board and
                                           Chief Executive Officer

                              CHIC BY H.I.S, INC.
                                 1372 BROADWAY
                            NEW YORK, NEW YORK 10018

                   ------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 28, 1997
                   ------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Chic by H.I.S, Inc. (the 'Company') will be held on February 28, 1997 at 10:00 a.m. at the Doral Tuscany Hotel, 120 East 39th Street, New York, New York (the 'Annual Meeting'), for the following purposes:

          1. To elect ten directors of the Company to serve until the Company's next Annual Meeting of Stockholders or until their respective successors have been duly elected and shall have qualified;

          2. To ratify and approve the appointment of BDO Seidman, LLP by the Board of Directors to be the independent auditors of the Company's consolidated financial statements for the fiscal year ending November 1, 1997; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on January 17, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments thereof.

     For the ten-day period immediately prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company, located at 1372 Broadway, New York, New York, for such purposes as are set forth in the General Corporation Law of the State of Delaware.

                                          By Order of the Board of Directors

                                          STUART JAEGER
                                          Secretary

January 29, 1997

--------------------------------------------------------------------------------
                                   IMPORTANT
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE ANNUAL MEETING, AT ANY TIME BEFORE ITS EXERCISE.
--------------------------------------------------------------------------------

                              CHIC BY H.I.S, INC.
                                 1372 BROADWAY
                            NEW YORK, NEW YORK 10018
                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished by the Board of Directors of Chic by H.I.S, Inc. (the 'Company') in connection with the solicitation by the Board of Directors of proxies to be voted at the Company's Annual Meeting of Stockholders to be held on February 28, 1997 and at any adjournment or adjournments thereof (the 'Annual Meeting'), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about January 29, 1997.

                            VOTING AT ANNUAL MEETING

GENERAL

     The Board of Directors has fixed the close of business on January 17, 1997 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 9,753,868 shares of the Company's Common Stock, par value $.01 per share (the 'Common Stock'). The holders of record on the Record Date of shares of Common Stock entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly, a total of 9,753,868 votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting. A majority of such votes, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting.

PROXIES

     Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies and received in time for the Annual Meeting will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted FOR the election of each of the nominees for election as directors, FOR the ratification and approval of the appointment by the Board of Directors of BDO Seidman, LLP as independent auditors of the Company's consolidated financial statements for the fiscal year ending November 1, 1997, and in the discretion of the proxy holder as to any other matters which may properly come before the Annual Meeting. A stockholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company bearing a date later than the proxy or by attending the Annual Meeting and voting in person. Shares as to which a broker indicates it has no discretion to vote, and which are not voted, will be considered not present at the Annual Meeting for the purpose of determining the presence of a quorum and as unvoted for approving the election of directors and for approving the appointment of BDO Seidman, LLP as independent auditors. Proxies marked as abstaining on any matter to be acted on by the stockholders will be treated as present at the Annual Meeting for the purpose of determining the presence of a quorum but will not be counted as votes cast on such matters. The votes of stockholders present in person or represented by proxy at the Annual Meeting will be tabulated by an inspector of elections appointed by the Company. The inspector's duties include determining the number of shares represented at the Annual Meeting, counting all votes and ballots and certifying the determination of the number of shares represented and the outcome of the balloting.

     The Company will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without additional compensation, may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage firms, banks or other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, banks, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

VOTE REQUIRED

     The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the nominees for election as directors of the Company at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to ratify and approve the appointment of BDO Seidman, LLP as independent auditors of the Company's consolidated financial statements for the fiscal year ending November 1, 1997.

                     PRINCIPAL STOCKHOLDERS OF THE COMPANY

     The following table sets forth information regarding each person known by the Company to own beneficially (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the 'Exchange Act')) more than 5% of the outstanding Common Stock as of the Record Date. In accordance with the rules promulgated by the Securities and Exchange Commission, such ownership includes shares currently owned as well as shares which the named person has the right to acquire within 60 days, including, but not limited to, shares which the named person has the right to acquire through the exercise of any option, warrant or right, or through the conversion of a security.

                                                                                            PERCENTAGE
                                                                     NUMBER OF SHARES           OF
                        NAME AND ADDRESS                              OF COMMON STOCK         COMMON
                       OF BENEFICIAL OWNER                          BENEFICIALLY OWNED        STOCK
-----------------------------------------------------------------   -------------------    ------------
Burton M. Rosenberg..............................................         679,479(1)            6.94%
  c/o Chic by H.I.S, Inc.
  1372 Broadway
  New York, NY 10018
Jesse S. Siegel..................................................         848,043(2)            8.69
  2504 Laguna Terrace
  Ft. Lauderdale, FL 33316
Pioneering Management............................................         970,000               9.94
  Corporation(3)
  60 State Street
  Boston, MA 02109
Dimensional Fund Advisors Inc.(3)................................         490,400               5.03
  1299 Ocean Avenue
  Santa Monica, CA 90401
Franklin Balance Sheet Investment Fund(3)........................         750,000               7.69
  c/o Franklin Resources, Inc.
  777 Mariners Island Blvd.
  San Mateo, CA 94404
Franklin Resources, Inc.(3)(4)...................................         768,500               7.88
  777 Mariners Island Blvd.
  San Mateo, CA 94404
Charles B. Johnson(3)(5).........................................         768,500               7.88
  c/o Franklin Resources, Inc.
  777 Mariners Island Blvd.
  San Mateo, CA 94404
Rupert H. Johnson, Jr.(3)(5).....................................         768,500               7.88
  c/o Franklin Resources, Inc.
  777 Mariners Island Blvd.
  San Mateo, CA 94404

------------

(1) See footnote (a) to the table below.

(2) See footnote (d) to the table below.

(3) Based solely on information obtained from a report on Schedule 13G filed with the Securities and Exchange Commission.

(4) Includes 750,000 shares that may be deemed to be beneficially owned as the parent holding company of Franklin Balance Sheet Investment Fund.

(5) Represents shares that may be deemed to be beneficially owned as a principal stockholder of Franklin Resources, Inc.

     To the knowledge of the Company, except as set forth above, no person beneficially owns more than 5% of the Common Stock.

     The following table sets forth beneficial ownership of the Company's Common Stock as of the Record Date with respect to (i) each director of the Company,
(ii) each executive officer named in the Summary Compensation Table under 'Executive Compensation,' and (iii) all directors and executive officers as a group.

                                                                     NUMBER OF SHARES       PERCENTAGE
                                                                      OF COMMON STOCK           OF
                    NAME OF BENEFICIAL OWNER                        BENEFICIALLY OWNED     COMMON STOCK
-----------------------------------------------------------------   -------------------    ------------

Burton M. Rosenberg..............................................          679,479(a)           6.94%
Milan Danek......................................................           75,306(b)          (c)
Richard K. Howe..................................................           11,000(d)          (c)
Hirsh Jacobson...................................................           10,000(e)          (c)
Roland L. Kimberlin..............................................           41,000(f)          (c)
Robert F. Luehrs.................................................           64,000(f)          (c)
Jesse S. Siegel..................................................          848,043(d)           8.69
Harvey Silverman.................................................           10,500(g)          (c)
Rica Spector.....................................................           10,000(e)          (c)
Edward J. Walsh, Jr..............................................           12,000(g)          (c)
Stephen Weiner...................................................           61,877(h)          (c)
All directors and executive officers as a group (12 persons)             1,754,652             17.61

------------

 (a) Includes 30,000 shares of Common Stock that Mr. Rosenberg has the right to acquire pursuant to outstanding stock options. Also includes 4,000 shares of Common Stock that Mr. Rosenberg's spouse has the right to acquire pursuant to outstanding stock options, as to which shares Mr. Rosenberg disclaims beneficial ownership. Pursuant to (i) a Voting Trust Agreement, dated as of June 27, 1990, among Nancy Siegel Jaffee, Hillary Siegel Levin and Burton M. Rosenberg, (ii) a Voting Trust Agreement, dated as of January 11, 1989, as amended by Amendment No. 1 thereto dated as of November 24, 1992, among Milan Danek, Stephen Weiner and Burton M. Rosenberg and (iii) a Voting Trust Agreement, dated as of February 2, 1993, among certain officers of the Company and Burton M. Rosenberg (each, a 'Voting Trust Agreement'), Mr. Rosenberg is the voting trustee with respect to 203,066 shares of Common Stock beneficially owned by Ms. Levin, 42,206 of the shares of Common Stock shown in the table above as beneficially owned by Mr. Danek, 33,447 of the shares of Common Stock shown in the table above as beneficially owned by Mr. Weiner, and will be the voting trustee with respect to any shares of Common Stock acquired by Mr. Roland L. Kimberlin, Mr. Robert F. Luehrs and Mr. Harvey Schulman, all of whom are employees of the Company and stockholders of Kenbarb Corp. ('Kenbarb'), upon their exercise of any options issued to them under any stock option or similar plan administered by the Company. Each Voting Trust Agreement has a term of ten years from the date of the agreement and gives the stockholders the right to sell, transfer or dispose of the shares held by the voting trustee after giving notice to the voting trustee. Under each Voting Trust Agreement, Mr. Rosenberg has the right and power to vote the shares of Common Stock held by him thereunder for any purpose, including all matters as to which a vote or consent of stockholders may be required by statute or otherwise, including the amendment of the Restated Certificate of Incorporation or By-laws of the Company, any recapitalization, reorganization, increase or reduction of capital shares, merger, consolidation, partial or total liquidation, dissolution or any sale or mortgage of assets, in whole or in part, of the Company. In addition, by virtue of a voting trust agreement with the stockholders of Kenbarb, which owns 356,760 (approximately 3.7%) of the outstanding shares of Common Stock of the Company, Mr. Rosenberg controls Kenbarb and is deemed to be the beneficial owner of all of the shares of Common Stock held by Kenbarb.

 (b) Includes 30,000 shares of Common Stock that Mr. Danek has the right to acquire pursuant to outstanding stock options. In addition, 42,206 of the issued and outstanding shares of Common Stock beneficially owned by Mr. Danek are subject to a Voting Trust Agreement, dated as of

                                              (footnotes continued on next page)

(footnotes continued from previous page)
     January 11, 1989, as amended by Amendment No. 1 thereto, under which Burton
     M. Rosenberg is the voting trustee.

 (c) Represents less than one percent of the issued and outstanding shares of Common Stock.

 (d) Includes 10,000 shares of Common Stock that each of Messrs. Howe and Siegel has the right to acquire pursuant to outstanding stock options.

 (e) Represents 10,000 shares of Common Stock that each of Mr. Jacobson and Ms. Spector has the right to acquire pursuant to outstanding stock options.

 (f) For each of Mr. Kimberlin and Mr. Luehrs, includes 30,000 shares of Common Stock that each has the right to acquire pursuant to outstanding stock options. With respect to Mr. Kimberlin, also includes 4,000 shares of Common Stock that his spouse has the right to acquire pursuant to outstanding stock options, as to which shares Mr. Kimberlin disclaims beneficial ownership. In addition, Mr. Kimberlin and Mr. Luehrs each beneficially owns 30.1% of the issued and outstanding shares of common stock of Kenbarb (which owns approximately 3.7% of the outstanding Common Stock), the stock of which is deemed to be beneficially owned by Burton M. Rosenberg.

 (g) Includes 10,000 shares of Common Stock that each of Messrs. Silverman and Walsh has the right to acquire pursuant to outstanding stock options.

 (h) Includes 18,000 shares of Common Stock that Mr. Weiner has the right to acquire pursuant to outstanding stock options and 1,930 shares of Common Stock held by Mr. Weiner's spouse. Excludes 1,250 shares of Common Stock held by Mr. Weiner as custodian for his son under the Uniform Gifts to Minors Act, as to which shares Mr. Weiner disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

                                    (ITEM 1)

NOMINEES FOR ELECTION AS DIRECTORS

     Directors generally are elected by the affirmative vote of a plurality in voting power present in person or represented by proxy and entitled to vote, and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, removal or disqualification.

     The following table sets forth certain information with respect to the persons nominated by the Board of Directors for election as directors of the Company at the Annual Meeting. The Company's Board of Directors currently consists of ten members. Each of the nominees set forth below currently serves as a director of the Company.

     The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors either will reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

                                                                                                DIRECTOR
                          NAME                             AGE             POSITION              SINCE
--------------------------------------------------------   ---   ----------------------------   --------
Burton M. Rosenberg.....................................   65    Chief Executive Officer;           1988
                                                                   Chairman of the Board;
                                                                   Director
Milan Danek.............................................   67    Managing Director, European        1993
                                                                   Operations; Director
Richard K. Howe.........................................   53    Director                           1993
Hirsh Jacobson..........................................   75    Director                           1988
Roland L. Kimberlin.....................................   61    President -- Manufacturing         1993
                                                                   Operations; Director
Robert F. Luehrs........................................   66    President; Director                1993
Jesse S. Siegel.........................................   68    Director                           1993
Rica Spector............................................   63    Director                           1994
Harvey Silverman........................................   62    Director                           1993
Edward J. Walsh, Jr.....................................   63    Director                           1993

                            ------------------------

     Set forth below is a summary of the business experience of each person listed in the table above.

     Burton M. Rosenberg is the Chief Executive Officer of the Company and has been a director of the Company since December 1988. Mr. Rosenberg served as the Company's Chief Financial Officer from 1969 to 1986 and then as President and Chief Executive Officer. Mr. Rosenberg has worked over 27 years at the Company. He holds a B.A. and an M.A. from Brooklyn College, an M.B.A. from Columbia University, and a Ph.D. in Economics from New York University.

     Milan Danek is the Managing Director, European Operations of the Company and became a director of the Company in 1993. Mr. Danek has worked over 23 years at the Company (during which time he has served as Managing Director of the Company's wholly owned German subsidiary) and has approximately 30 years of industry experience. His previous industry experience includes three years at Levi Strauss in Germany, where he was the Marketing Director at the time of his departure, and seven years with the exclusive distributor of Levi Strauss for southern Germany and Austria.

     Richard K. Howe has been a director of the Company since May 1993. Since June 1992, Mr. Howe has been co-owner of Penobscot Bay Provisions Co., a bakery and specialty food store. Mr. Howe is also a director of Back Bay Restaurant Group Inc., which is a publicly held company. Prior to June 1992, Mr. Howe was an executive vice president and a director of Tucker Anthony Incorporated and an officer or director, or both, of its parent companies and affiliates and thereafter, until March 1996, served as a consultant to those companies. In addition, from 1980 to 1987, Mr. Howe was a general partner (1980-82), an executive vice president and a director of Prescott, Ball & Turben, a Cleveland-based investment banking firm, and previously was a partner of Squire, Sanders & Dempsey, a Cleveland-based law firm.

     Hirsh Jacobson has been a director of the Company since 1988. From 1960 until his retirement in 1986, Mr. Jacobson was a partner in the accounting firm of Brout & Company and its successor BDO Seidman.

     Roland L. Kimberlin has served as an executive officer of the Company for more than eight years, most recently as Vice President and President -- Manufacturing Operations. Mr. Kimberlin became a director of the Company in 1993. Prior to joining the Company in 1966, Mr. Kimberlin was employed by Ashland Oil and Refining Company, where he held a number of positions, including regional bulk plant manager.

     Robert F. Luehrs has been an executive officer of the Company for over 22 years, and has most recently served as Vice President and President of the Company. Mr. Luehrs became a director of the Company in 1993. Mr. Luehrs has been employed by the Company for over 37 years and, prior to assuming his current responsibilities, served in various capacities, including sales representative and regional sales manager. Mr. Luehrs has had approximately 40 years experience in the apparel industry.

     Jesse S. Siegel, a son of Henry I. Siegel, the founder of the Company, became a director of the Company in 1993. Mr. Siegel has been a consultant of the Company since 1986. From 1948 until 1986, Mr. Siegel served as the Chief Executive Officer of a predecessor of the Company.

     Harvey Silverman became a director of the Company in 1993. Since 1986, Mr. Silverman has been the Chief Financial Officer and Treasurer of Objects of Art Ltd., a manufacturer of ladies' sportswear, and Meltzer Industries Corporation, a manufacturer of children's apparel. Since 1988, Mr. Silverman has been the President of Judyanna Ltd., a sweater manufacturer. In addition, since 1991 Mr. Silverman has been the Chairman of the Board of Quicksilver Development Corp., a computer software developer. Mr. Silverman has been a certified public accountant since 1962.

     Rica Spector has been a director of the Company since February 1994 (she also served as a director from August 1993 to November 1993). Since 1987, Ms. Spector has been the Science Department Chairperson at Woodmere Middle School in Hewlett, New York.

     Edward J. Walsh, Jr. became a director of the Company in 1993. Since 1981, Mr. Walsh has been of counsel to the law firm of Vedder, Price, Kaufman, Kammholz & Day. Mr. Walsh is a member of the board of directors of several closely held corporations, including Alfred Dunhill of London, Inc., Lane Limited, Montblanc, Inc., Chloe, Inc. and McInnes Steel Company.

ADDITIONAL INFORMATION REGARDING THE COMPANY'S BOARD OF DIRECTORS

     The Company's Board of Directors met seven times during the fiscal year ended November 2, 1996. The Company's Board of Directors has standing Compensation and Audit Committees, the members of each of which are elected by the Board of Directors at its annual meeting. The Board of Directors does not have standing executive or nominating committees.

     During the fiscal year ended November 2, 1996, the Compensation Committee consisted of Mr. Jacobson, Mr. Silverman, Ms. Spector and Mr. Walsh. The Compensation Committee met three times during the past fiscal year. The Compensation Committee establishes remuneration levels for officers of the Company, reviews management organization and development, reviews significant employee benefit programs and establishes, as it deems appropriate, and administers executive compensation programs, including bonuses, stock option and other equity based programs, deferred compensation plans and any other cash or stock incentive programs.

     The Audit Committee, the members of which were Messrs. Howe, Jacobson, Silverman and Walsh, met once during the fiscal year ended November 2, 1996. The Audit Committee recommends to the Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements and approves any special assignments given to such accountants. The Audit Committee also reviews the planned scope of the annual audit and the independent accountants' letter of comments and management's responses thereto, any major accounting changes made or contemplated and the effectiveness and efficiency of the Company's internal accounting procedures. The Audit Committee consists solely of independent directors.

     During the fiscal year ended November 2, 1996, each of the directors attended at least 75% of the aggregate number of the meetings of the Board of Directors and the Committees of which such director was a member (held during the period for which such director served).

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and beneficial owners of more than 10% of the Common Stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Company believes that during the fiscal year ended November 2, 1996, all filing requirements applicable to its directors, executive officers and beneficial owners of more than ten percent of the Common Stock were complied with, except that as a result of an administrative oversight Mr. Stephen Weiner inadvertently filed one late report on Form 5 to report the repricing of his stock options.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company:

NAME                                                   OFFICE OR POSITIONS HELD
-----------------------------  ------------------------------------------------------------------------

Burton M. Rosenberg..........  Chairman of the Board; Chief Executive Officer
Milan Danek..................  Managing Director, European Operations
Stuart Jaeger................  Controller; Secretary; Acting Treasurer; Acting Chief Financial Officer
Roland L. Kimberlin..........  President -- Manufacturing Operations
Robert F. Luehrs.............  President
Stephen Weiner...............  Executive Vice President, National Sales Manager

     For biographical information on Messrs. Rosenberg, Danek, Kimberlin and Luehrs, see 'Election of Directors.'

     Stuart Jaeger, age 61, has been the Controller of the Company since 1975 and its Secretary since 1988. Since the death in December 1996 of John Chin, the Company's Chief Financial Officer and Treasurer, Mr. Jaeger has also been the Acting Chief Financial Officer and Acting Treasurer of the Company. Mr. Jaeger has worked over 20 years with the Company. Prior to joining the Company, Mr. Jaeger worked for 18 years as an accountant with Brout & Company.

     Stephen Weiner, age 46, has been the Executive Vice President, National Sales Manager of the Company since 1986. Prior responsibilities with the Company included serving as a sales trainee, a salesman for the Northern New England States, the Major New York Accounts Manager and the Sales Manager of Chains and National Accounts. Mr. Weiner has been employed by the Company for over 23 years.

     Officers are chosen by the Board of Directors annually or at such other time or times as the Board determines.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation awarded to, earned by or paid to the Chief Executive Officer and the four other most highly compensated executive officers during the fiscal years ended November 2, 1996, November 4, 1995 and November 5, 1994 for services rendered in all capacities to the Company and its subsidiaries.

                         SUMMARY COMPENSATION TABLE (1)

                                                                                                  LONG-TERM
                                                                                                 COMPENSATION
                                                                                                 ------------
                                                                                                  NUMBER OF
                                                                                                  SECURITIES
                                                                        ANNUAL COMPENSATION       UNDERLYING
                                                       FISCAL YEAR    -----------------------      OPTIONS
NAME AND PRINCIPAL POSITION                               ENDED       SALARY ($)    BONUS ($)    GRANTED (#)
----------------------------------------------------   -----------    ----------    ---------    ------------

Burton M. Rosenberg ................................      11/2/96       416,467       25,000             0
  Chairman of the Board and                               11/4/95       403,846            0        10,000
  Chief Executive Officer                                 11/5/94       374,892      195,000             0

Robert F. Luehrs ...................................      11/2/96       328,512       25,000             0
  President                                               11/4/95       342,324            0        10,000
                                                          11/5/94       319,231      195,000             0

Roland L. Kimberlin ................................      11/2/96       360,965       25,000             0
  President-Manufacturing                                 11/4/95       362,833            0        10,000
  Operations                                              11/5/94       331,247      195,000             0

Milan Danek ........................................      11/2/96       428,112       25,000             0
  Managing Director, European                             11/4/95       397,906            0        10,000
  Operations                                              11/5/94       335,579      195,000             0

Stephen Weiner .....................................      11/2/96       293,336            0             0
  Executive Vice President,                               11/4/95       287,093            0             0
  National Sales Manager                                  11/5/94       278,846      175,000             0

------------

(1) The column designated 'Other Annual Compensation' by the Securities and Exchange Commission (the 'SEC') for the reporting of perquisites and other personal benefits has been eliminated because the amounts paid to each executive officer do not exceed the disclosure threshold established by the SEC pursuant to applicable rules, and no other compensation required to be reported under that column was awarded to, earned by or paid to any of the named executive officers during the period covered by the table. In addition, the columns designated by the SEC for the reporting of certain long-term compensation, including awards of restricted stock and long-term incentive plan payouts, have been eliminated as no such awards have been granted to date, nor have any such payouts been made during the period covered by the table, and the column designated 'All Other Compensation' has been omitted as no compensation required to be reported under such column was received.

STOCK OPTION GRANTS

     The following table sets forth certain information concerning stock option grants to named executive officers during the last fiscal year under the Company's 1993 Stock Option Plan. The Company thus far has not granted stock appreciation rights ('SARs') under any plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                               -----------------------------------------------------
                               NUMBER OF                                                 POTENTIAL REALIZABLE VALUE
                               SECURITIES    PERCENT OF                                  AT ASSUMED ANNUAL RATES OF
                               UNDERLYING   TOTAL OPTIONS                                 STOCK PRICE APPRECIATION
                                OPTIONS      GRANTED TO     EXERCISE OR                      FOR OPTION TERM(2)
                                GRANTED     EMPLOYEES IN    BASE PRICE    EXPIRATION   -------------------------------
            NAME                 (#)(1)      FISCAL YEAR      ($/SH)         DATE          5%($)           10%($)
-----------------------------  ----------   -------------   -----------   ----------   -------------   ---------------
Burton M. Rosenberg..........    34,000(3)       16.96%       $ 5.875       12/9/00      $ 254,939        $ 321,698
Milan Danek..................    30,000          15.59          5.875       12/9/00        224,940          287,100
Roland L. Kimberlin..........    34,000(3)       16.96          5.875       12/9/00        254,939          321,698
Robert F. Luehrs.............    30,000          15.59          5.875       12/9/00        224,940          287,100
Stephen Weiner...............    18,000           9.35          5.875       12/9/00        134,964          172,260

------------

(1) All of the options reported under this column were deemed to be granted under the Company's 1993 Stock Option Plan during the last fiscal year as a result of a repricing of previously outstanding options. All options became exercisable six months after the date of grant.

(2) The assumed rates are compounded annually and applied to the estimated market value of the Common Stock on December 9, 1995, the date of grant of the options, of $5.875 through the full term of the options.

(3) Includes for each of Mr. Rosenberg and Mr. Kimberlin 4,000 shares of Common Stock underlying options held by such person's spouse. Each of Mr. Rosenberg and Mr. Kimberlin disclaims beneficial ownership of such options and shares.

OPTION EXERCISES/VALUE OF UNEXERCISED OPTIONS

     The following table sets forth certain information concerning unexercised options to purchase Common Stock of the Company held at the end of fiscal year
1996 by the named executive officers. None of the named executive officers exercised any options during fiscal year 1996. No named executive officer has been awarded stock appreciation rights.

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                            SHARES ACQUIRED       VALUE           UNDERLYING UNEXERCISED            IN-THE-MONEY STOCK
                            ON EXERCISE (#)    REALIZED ($)    STOCK OPTIONS AT FY-END (#)     OPTIONS AT FY-END ($)(1)(2)
                            ---------------    ------------    ----------------------------    ----------------------------
NAME                                                           EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
--------------------------                                     -----------    -------------    -----------    -------------
Burton M. Rosenberg.......         0                $0            34,000(3)         0              $ 0             $ 0
Milan Danek...............         0                 0            30,000            0                0               0
Roland L. Kimberlin.......         0                 0            34,000(3)         0                0               0
Robert F. Luehrs..........         0                 0            30,000            0                0               0
Stephen Weiner............         0                 0            18,000            0                0               0

------------

(1) Based upon the closing sale price of the Common Stock on November 2, 1996 on the New York Stock Exchange minus the option exercise price.

(2) There were no in-the-money stock options held by any of the named executive officers as of November 2, 1996 as the exercise price of the stock options on such date exceeded the closing price of the Common Stock on the New York Stock Exchange.

(3) Includes for each of Mr. Rosenberg and Mr. Kimberlin 4,000 shares of Common Stock underlying options held by such person's spouse. Each of Mr. Rosenberg and Mr. Kimberlin disclaims beneficial ownership of such options and shares.

REPRICING OF STOCK OPTIONS

     The following table sets forth certain information concerning previously outstanding stock options held by the named executive officers that were repriced during the fiscal year ended November 2, 1996. All such options were granted under the Company's 1993 Stock Option Plan. To date, no other options granted to the named executives have been repriced.

                           TEN YEAR OPTION REPRICINGS

                                             NUMBER OF                                                        LENGTH OF
                                               SHARES         MARKET PRICE                                 ORIGINAL OPTION
                                             UNDERLYING        OF STOCK AT    EXERCISE PRICE      NEW      TERM REMAINING
                                              OPTIONS            TIME OF        AT TIME OF     EXERCISE      AT DATE OF
NAME                               DATE     REPRICED(#)       REPRICING ($)   REPRICING ($)    PRICE ($)      REPRICING
-------------------------------  --------   ------------      -------------   --------------   ---------   ---------------

Burton M. Rosenberg............   12/9/95      24,000(1)         $ 5.875         $ 11.50        $ 5.875       26 months
                                  12/9/95      10,000              5.875            9.875         5.875       26 months
Milan Danek....................   12/9/95      20,000              5.875           11.50          5.875       26 months
                                  12/9/95      10,000              5.875            9.875         5.875       26 months
Roland L. Kimberlin............   12/9/95      24,000(2)           5.875           11.50          5.875       26 months
                                  12/9/95      10,000              5.875            9.875         5.875       26 months
Robert F. Luehrs...............   12/9/95      20,000              5.875           11.50          5.875       26 months
                                  12/9/95      10,000              5.875            9.875         5.875       26 months
Stephen Weiner.................   12/9/95      18,000              5.875           11.50          5.875       26 months

------------

(1) Includes 4,000 shares of Common Stock underlying stock options held by Mr. Rosenberg's spouse. Mr. Rosenberg disclaims beneficial ownership of such options and shares.

(2) Includes 4,000 shares of Common Stock underlying stock options held by Mr. Kimberlin's spouse. Mr. Kimberlin disclaims beneficial ownership of such options and shares.

PENSION PLAN

     The following table sets forth the approximate annual benefits payable upon retirement at age 65 (and at least five years of service) under the Pension Plan for Eligible Employees of Henry I. Siegel Co. (the 'Pension Plan') as a life annuity, based on the average annual salaries and years of service indicated.

                               PENSION PLAN TABLE

                                                              YEARS OF SERVICE
      AVERAGE ANNUAL                           ----------------------------------------------
       COMPENSATION                              15        20        25        30        35
      --------------                           ------    ------    ------    ------    ------

         $  10,000 .........................   $1,407    $1,678    $1,770    $1,864    $1,956
            50,000 .........................    1,647     1,917     2,010     2,103     2,196
           100,000 .........................    1,647     1,917     2,010     2,103     2,196
           200,000 .........................    1,647     1,917     2,010     2,103     2,196
           300,000 .........................    1,647     1,917     2,010     2,103     2,196

     Compensation used to determine benefits generally includes a participant's total earned income, wages, salaries and other amounts received for services rendered to the Company or an affiliate, excluding certain specified items such as Company contributions to a deferred compensation plan and amounts realized in connection with stock options or restricted stock. Annual compensation taken into account under the Pension Plan is limited to $14,000. Benefits are computed on a single life annuity basis and are not subject to any offset for social security. With respect to the following individuals named in the Summary Compensation Table, the annual current covered compensation under the plan is $14,000, which is substantially less than the amount set forth under 'Salary' in the Summary Compensation Table, and the estimated current credited years of service are as follows:

Mr. Rosenberg.....................................................................    27 years
Mr. Danek.........................................................................    23 years
Mr. Kimberlin.....................................................................    30 years
Mr. Luehrs........................................................................    37 years
Mr. Weiner........................................................................    22 years

     In addition, the Company may, at the sole discretion of the Compensation Committee, award annual bonuses to retired executives on a year-by-year basis pursuant to the Company's Annual Discretionary Bonus Plan for Retired Executives; no such discretionary bonuses have been authorized by the Compensation Committee.

CERTAIN DEATH BENEFITS

     Upon recommendation of the Compensation Committee, in the first quarter of fiscal 1994 the Board of Directors authorized the Company to pay $5 million to the estate of Burton Rosenberg, $2 million to the estate of Robert Luehrs, $2 million to the estate of Roland Kimberlin, $2 million to the estate of Stephen Weiner and $1 million to the estate of Milan Danek upon the death of Mr. Rosenberg, Mr. Luehrs, Mr. Kimberlin, Mr. Weiner or Mr. Danek, respectively, if
(i)  such executive is  an employee of the  Company at the time  of his death or
(ii) retires in good standing from the Company no earlier than the date on which such executive reaches the age of 65 and (iii) if the Company at the time of the death of such executive is the owner and beneficiary of insurance on his life in the principal amount to be paid. The Company is authorized, but not required, to maintain life insurance policies on the lives of these executives naming the Company as beneficiary to support this obligation, substantially all of which policies the Company currently has in effect and the proceeds of which policies the Company would intend to pay to the appropriate executive's estate upon his death.

EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements with each of Burton M. Rosenberg, Roland L. Kimberlin, Robert F. Luehrs and Stephen Weiner (collectively, the 'Executive Employment Agreements') effective as of March 15, 1996. Each Executive Employment Agreement has an initial term of five years and provides that upon the expiration of the initial term, the initial term will be extended automatically for successive one-year periods unless either party gives at least 90 days' written notice of his or its intent not to allow such extension to become effective. The Executive Employment Agreements provide for annual salaries to Messrs. Rosenberg, Kimberlin, Luehrs and Weiner of $393,750, $341,276, $341,250 and $288,750, respectively, which may be increased on each February 1 during the term of their Employment Agreements, at the discretion of the Board of Directors of the Company. Each agreement permits the Company to terminate the employee's employment for cause (as defined therein) or if the employee becomes permanently and seriously disabled. Each agreement also contains a covenant not to compete, whereby the employee agrees that during the term of the agreement, and for up to one year following the employee's termination of employment, the employee will not, under certain circumstances, among other things, engage in a business that is materially competitive with any material business operated by the Company on the effective date of the agreement.

MANAGEMENT AGREEMENT

     The Company's German subsidiary has entered into a management agreement with Milan Danek effective as of January 13, 1997 (the 'Management Agreement'). The Management Agreement, which is subject to the laws of the Federal Republic of Germany, has an initial term of five years and provides that upon the expiration of the initial term, the initial term will be extended automatically for successive one-year periods unless either party gives at least six months' written notice of his or its intent not to allow such extension to become effective. The Management Agreement provides for an annual salary to Mr. Danek in the amount of DM 606,000 ($399,597 based on the exchange rate for the deutsche mark on November 2, 1996), which may be increased from time to time at the discretion of Supervisory Board of the Company's wholly owned German subsidiary (the 'Supervisory Board'). In addition, Mr. Danek may receive an additional bonus at the sole discretion of the Supervisory Board. The Management Agreement also contains a covenant not to compete, whereby Mr. Danek agrees that during the term of the Management Agreement, and for up to one year following the expiration of the term, he will not compete with the Company.

COMPENSATION OF DIRECTORS

     Directors who are not officers of the Company receive an annual fee of $12,000 for serving on the Board of Directors. No annual fee is paid to any officer serving on the Board of Directors. In addition, all directors (including officers serving as directors) receive a fee of $500 for each meeting of the Board of Directors or committee meeting attended.

     The Company is a party to an Amended and Restated Consulting Agreement, dated September 23, 1988, with Mr. Jesse S. Siegel (the 'Consulting Agreement'). Mr. Siegel has been a director of the Company since February 1993 and is a former chief executive officer of a predecessor to the Company. Under the Consulting Agreement, Mr. Siegel agrees to render consulting services to the Company in the area of manufacturing, marketing and selling women's apparel as the Company may from time to time request. The Consulting Agreement has an initial term of ten years and may be extended, at the option of Mr. Siegel, for up to four additional five-year terms. Mr. Siegel receives an annual fee of $500,000 pursuant to the Consulting Agreement. The Consulting Agreement contains a covenant not to compete, whereby Mr. Siegel agrees that during the term of the Consulting Agreement and for one year thereafter he will not, under certain circumstances, among other things, engage in a business that is materially competitive with any material business operated by the Company on the date of the Consulting Agreement.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Compensation of executive officers of the Company is set at levels which are intended to be sufficiently competitive to permit the Company to attract and retain the best possible individuals. Each executive officer's compensation is based upon both individual and Company performance. Compensation is structured to provide incentives for executive officer performance that results in improvements  in  the  Company's  financial  results  and  in  total  return  to
stockholders  over  both  the  short  term  and  the  long  term.  The   overall
compensation plan is also designed to align the interests of the Company's executives and its stockholders by providing for payment of a portion of the incentive compensation in the form of stock options. Thus, the amount of value generated for the Company's stockholders is a key factor in determining the full compensation ultimately realized by the executive officers.

     The compensation of the principal executive officers of the Company consists of three principal parts: base salary, annual bonus and stock options. Two of the three components are at risk because the ultimate value of an officer's total compensation depends on factors, subjectively assessed by the Committee, which include the Company's financial performance, individual performance and stock price.

     Salary. Base salaries for the Company's executive officers are fixed by employment agreements with the Company (see 'Employment Agreements' and 'Management Agreement'). Pursuant to the terms of the Executive Employment Agreements, salaries are reviewed in February of each year to determine whether an increase is appropriate. Salaries were reviewed in February 1996 but were not increased.

     The Committee has not yet decided whether it will recommend salary adjustments in 1997. In view of the disappointing financial results of the last fiscal year the Committee would expect to consider prior to making its decision the individual performance of each of the principal executives in light of all the circumstances which had an impact on earnings.

     Bonus. Although the Company continued to experience poor earnings in 1996, Messrs. Rosenberg, Kimberlin, Leuhrs and Danek were each awarded a discretionary bonus of $25,000. The Committee believes that the bonuses were appropriate because of the extraordinary effort which each of such officers expended in making organizational changes deemed necessary to restore profitability. The

Committee recognizes that some of the factors that resulted in the poor earnings experienced by the Company were beyond the control of such officers, such as a continuing poor retail climate and the financial difficulties of many of the Company's largest customers which, among other things, have caused such customers to emphasize private label over branded merchandise. The Committee also took into account the fact that no bonuses were paid to these officers in 1995 and the consequent effect on morale.

     Stock Options. Each executive officer of the Company participates in the Company's 1993 Stock Option Plan. The Compensation Committee acts as the committee authorized to administer the Stock Option Plan. In December 1995, the committee reduced the exercise price of options theretofore granted under the Stock Option Plan to all employees, including the Company's executive officers, to $5.875 per share -- the market price of the Common Stock on the date the options were repriced. The Committee felt that an exercise price that remained substantially above the market price would defeat the Stock Option Plan's purpose in providing incentives for greater productivity and efficiency.

     The Chief Executive Officer's employment agreement provides for a fixed salary, the most important ingredient of his compensation, which is not dependent upon or variable with respect to either his or the Company's performance (although it provides for salary increases, at the discretion of the Board of Directors, in February of each year). The Chief Executive Officer's salary was not increased in February 1996. With respect to the Chief Executive Officer, the Committee took into account the same factors it considered in the case of the other named executive officers in arriving at its decision to pay a modest discretionary bonus for services rendered in fiscal 1996.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the 'Code'), which was enacted in 1993, precludes a public company from taking a tax deduction for compensation in excess of $1 million paid to its chief executive officer or any of its other four highest-paid executive officers (with exemptions for certain performance-based compensation). Based on current compensation levels, it is not anticipated that any of the named executive officers will receive compensation in excess of $1 million in fiscal 1997. Therefore, the Committee currently has no policy with respect to Section 162(m).

     None of the members of the Committee is or was employed by the Company. All are independent 'outside' directors.

                             COMPENSATION COMMITTEE
                                 Hirsh Jacobson
                                Harvey Silverman
                                  Rica Spector
                              Edward J. Walsh, Jr.

PERFORMANCE GRAPH

     The following graph sets forth the Company's total stockholder return as compared to the Standard & Poor's 500 Index and the Standard and Poor's Textiles (Apparel Manufacturers) Index for the period from February 18, 1993, when the Company's Common Stock began trading on a when-issued basis on the New York
Stock Exchange, through November 2, 1996, the last day of the Company's last completed fiscal year. The total stockholder return assumes $100 invested at the beginning of the period in the Company's Common Stock, the Standard & Poor's 500 Index and the Standard and Poor's Textiles (Apparel Manufacturers) Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                    FOR PERIOD FROM 2/18/93 THROUGH 11/2/96
                  AMONG CHIC BY H.I.S, INC., THE S&P 500 INDEX
               AND THE S&P TEXTILES (APPAREL MANUFACTURERS) INDEX
                           TOTAL STOCKHOLDER RETURNS

                                    [GRAPH]

                                                                    2/18/93   11/6/93   11/5/94   11/4/95   11/2/96
                                                                    ------    ------    ------    ------    ------

Chic Common Stock................................................   100.00     84.78     95.65     53.26     39.13
S&P 500 Index....................................................   100.00    108.65    112.43    147.05    179.19
S&P Textiles (Apparel Manufacturers) Index.......................   100.00     75.31     88.72     80.30    121.20

------------

*  Total Return Assumes Reinvestment of Dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

KENBARB CORP.

     Kenbarb Corp. currently owns approximately 3.7% of the issued and outstanding Common Stock of the Company. All of Kenbarb's outstanding capital stock is beneficially owned by four officers of the Company: each of Mr. Burton
M. Rosenberg, Mr. Robert F. Luehrs and Mr. Roland L. Kimberlin beneficially owns 30.1% of the issued and outstanding capital stock of Kenbarb, and Mr. Harvey Schulman beneficially owns 9.7% of the issued and outstanding stock of Kenbarb.

TUCKER ANTHONY INCORPORATED

     Prior to March 1996, Mr. Richard K. Howe, a director of the Company, was a consultant to Tucker Anthony Incorporated ('Tucker Anthony'), an investment banking firm, and prior to June 1992 was an executive vice president and a director of Tucker Anthony. In February 1996, Tucker Anthony acted as financial advisor for the Company in connection with the Company's negotiation of certain waivers of defaults and amendments to the agreements with the holders of its senior notes and its bank lenders.

            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
                                    (ITEM 2)

     The Board of Directors of the Company has appointed the firm of BDO Seidman, LLP, independent auditors, to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending November 1, 1997, subject to ratification by the stockholders.

     BDO Seidman, LLP  has served  as the Company's  independent auditors  since
1988.

     A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting and to be provided with an opportunity to make a statement if such person desires to do so and to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING NOVEMBER 1, 1997.

             ANNUAL REPORT ON FORM 10-K; INCORPORATION BY REFERENCE

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 2, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO STOCKHOLDER RELATIONS, CHIC BY H.I.S, INC. AT 1372 BROADWAY, NEW YORK, NY 10018.

     To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled 'Report of Compensation Committee on Executive Compensation' and 'Performance Graph' shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

         STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

     Stockholders who wish to have their proposals considered for inclusion in the proxy materials for the Company's Annual Meeting of Stockholders to be held in 1998 must deliver such proposals in writing to the Secretary of the Company at the Company's principal executive offices no later than October 1, 1997.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the persons named as proxies.

                                          By Order of the Board of Directors

                                          STUART JAEGER
                                          Secretary

January 29, 1997

                                   APPENDIX 1

PROXY                          CHIC BY H.I.S, INC.                         PROXY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      FOR ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 28, 1997 AT 10:00 A.M.

     The undersigned shareholder of Chic by H.I.S, Inc. (the 'Company') hereby appoints Burton M. Rosenberg and Stuart Jaeger and each of them as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of Chic by H.I.S, Inc. to be held at the Doral Tuscany Hotel, 120 East 39th Street, New York, New York on February 28, 1997 at 10:00 A.M., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

     Receipt of the Notice of Annual Meeting of Stockholders dated January 29, 1997, the Proxy Statement furnished herewith, and a copy of the Annual Report to Stockholders for the year ended November 2, 1996 is hereby acknowledged.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND PURSUANT TO ITEM 3.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ITEMS 1 AND 2.

     ITEM 1. Election of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

FOR all nominees listed   WITHHOLD AUTHORITY  to    NOMINEES: BURTON M. ROSENBERG, MILAN DANEK, RICHARD K. HOWE,
on the right (except as   vote for all  nominees    HIRSH JACOBSON, ROLAND L. KIMBERLIN, ROBERT F. LUEHRS, JESSE
marked to  the contrary   listed  to the  right.    S. SIEGEL,  HARVEY SILVERMAN,  RICA  SPECTOR AND  EDWARD  J.
hereon).                                            WALSH,  JR. (Instructions: To withhold authority to vote for
          [ ]                      [ ]              any individual  nominee write  that  nominee's name  in  the space provided below.)
                                                    ____________________________________________________________


                          (continued on reverse side)

ITEM 2. Ratification of the selection  of BDO Seidman,    ITEM 3. In their discretion, the Proxies are  authorized
LLP as independent auditors of Chic by H.I.S, Inc. for    to vote upon  such other business  as may properly  come
the fiscal year ending November 1, 1997.                  before the meeting or any adjournment thereof.

              FOR     AGAINST     ABSTAIN
              [ ]       [ ]         [ ]

                                                                       Dated: ____________________________ , 1997
                                                                       __________________________________________
                                                                                      (Signature)
                                                                       __________________________________________
                                                                               (Signature if held jointly)
                                                                       The  signature should agree  with the name
                                                                       on your  stock certificate.  If acting  as
                                                                       attorney, executor, administrator,
                                                                       trustee,  guardian,  etc.,  you  should so
                                                                       indicate when signing. If the signer is  a
                                                                       corporation,    please   sign   the   full
                                                                       corporate name by duly authorized officer.
                                                                       If   shares   are   held   jointly,   each
                                                                       shareholder should sign.